UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04310

Morgan Stanley Convertible Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2009

Date of reporting period:	September 30, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Convertible Securities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the Fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2009

Total Return for the 12 Months Ended September 30, 2009
Class A	Class B	Class C	Class I	Merrill Lynch All Convertible Securities Index[1]	Lipper Convertible Securities Funds Index[2]
14.80%	13.93%	13.96%	15.07%	14.50%	10.55%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

During the 12-month period ended September 30, 2009, the market environment started out quite challenging. The first six months were turbulent, driven by the Lehman Brothers bankruptcy, deteriorating credit conditions and weakening economy. However, in the latter half of the period, markets rebounded on improving economic data.

In the fourth quarter of 2008, the majority of economic data continued to be negative with many indicators hitting historical lows. The manufacturing sector contracted further and unemployment continued to rise, reaching 6.7 percent in December. Government officials took unprecedented steps, including a $700 billion rescue plan (Troubled Asset Relief Program or TARP) and further reductions in the target federal funds rate, bringing that rate to a range of just 0.0 percent to 0.25 percent. However, these efforts did little to restore investor confidence, which was further undermined by confirmation from the National Bureau of Economic Research that the economy had been in recession since December 2007. As a result, market volatility remained high. Within the convertible securities market, new issuance came to a halt as credit conditions weakened and hedge fund demand fell off due to ongoing redemptions.

In the first quarter of 2009, economic data exhibited continued deterioration. Manufacturing activity decelerated, home prices continued to decline and labor market conditions weakened, with unemployment rising to 8.5 percent. Policy makers continued to respond aggressively by creating a number of emergency programs and global coordinated rate cuts. Late in the first quarter, the convertible primary market showed signs of life with $2.6 billion in proceeds, as issuers found the convertible securities market to be a cost-effective way to raise capital.

During the second quarter, the market rallied as corporate, economic, and policy news turned more positive. Corporate earnings announcements provided improving news as many companies beat analysts' low expectations. On the economic front, inflation remained subdued, and housing activity showed signs of improvement. Relief over banks' stress test results and evidence that U.S. government programs aimed at further liquefying the system were taking effect added to the positive market sentiment. Convertible issuance rose to $12.8 billion during the quarter, with 45 deals being priced. New issuance continued to be marked by a lack of large, billion-plus dollar deals, with most deals under $250 million in size. Demand for these smaller issues was robust, however, and many deals were upsized.

The financial markets continued to improve in the third quarter, as the global economy showed evidence of bottoming. Positive economic data was primarily driven by an inventory replacement cycle. Additionally, the global supply of fiscal and monetary stimulus energized the markets, and inflation remained in check. As unemployment had risen to 9.8 percent, prospects for a jobless recovery remained high.

Convertible market new issuance year-to-date through September was $24.9 billion in proceeds versus $58.3 billion in the same period a year ago. The main culprits for the lag in issuance were strong demand for both corporate and high yield straight debt, amid narrowing credit spreads and low baseline equity prices.

Performance Analysis

Class A and Class I shares of Morgan Stanley Convertible Securities Trust outperformed and Class B and Class C shares underperformed the Merrill Lynch All Convertible Securities Index (the "Index") while all share classes outperformed the Lipper Convertible Securities Funds Index for the 12 months ended September 30, 2009, assuming no deduction of applicable sales charges.

Strong performance in the materials sector contributed to performance. As signs of a global economic rebound appeared, prices of commodities, including aluminum and copper, rose as demand increased and supply was low. We increased the Fund's position in the sector to an overweight versus the Index.

Consumer discretionary exposure also aided performance over the reporting period. We increased the Fund's exposure to the sector primarily through added holdings in auto parts. These securities enhanced returns as industry restructuring led to cost savings that helped boost their performance.

However, other positions detracted from relative performance. The Fund's underweight in financials, while beneficial earlier in the period, was disadvantageous for the overall reporting period as the sector rebounded sharply in the latter half. As a whole, the sector was up 21 percent year-to-date through September. A few Index holdings posted even sharper rallies as they recovered from historically low levels. We continue to be underweight but have added to financial companies that we believe have appropriate risk/return characteristics.

The overweight position in health care, which significantly aided the portfolio in 2008 and early in the first quarter of this year, detracted from performance for the period overall. Concern surrounding health care reform and a slowdown in spending as companies await stimulus funding led to the weakness. The equity-sensitive nature of some of these holdings also added to the negative impact. In addition, as the market rebounded, investors focused on higher beta sectors (those that are more sensitive to market movements), rather than more defensive sectors such as health care.

We continue to find compelling value in our universe of convertible securities. The economic outlook is more optimistic. As the convertible market becomes more equity sensitive, future performance will be more dependent on economic recovery and equity market performance. We have been taking advantage of the new issue market and will continue to do so where we find pricing attractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 09/30/09
Molson Coors Brewing Co.	1.8%
Equinix, Inc.	1.7
Schering-Plough Corp.	1.6
LifePoint Hospitals, Inc.	1.4
SAVVIS, Inc.	1.4
NII Holdings, Inc.	1.4
Iconix Brand Group, Inc.	1.4
Wright Medical Group, Inc.	1.3
Millippore Corp.	1.2
Transocean, Inc., (Series C)	1.2
TOP FIVE INDUSTRIES as of 09/30/09
Medical — Biomedical/Genetics	7.1%
Electronic Component — Semiconductor	5.1
Computer — Memory Devices	4.0
Investment Company	3.9
Oil — Field Services	2.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its assets in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the common stock to assure that the required percentage of its assets is invested in convertible securities. The Fund's convertible securities may include lower rated fixed-income securities commonly known as "junk bonds." The convertible securities also may include "exchangeable" and "synthetic" convertible securities. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. In deciding which securities to buy, hold or sell, the Fund's Investment Adviser considers market, economic and political conditions.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended September 30, 2009
Symbol	Class A Shares* (since 07/28/97) CNSAX	Class B Shares** (since 10/31/85) CNSBX	Class C Shares† (since 07/28/97) CNSCX	Class I Shares†† (since 07/28/97) CNSDX
1 Year	14.80%[3] 8.77 [4]	13.93%[3] 8.93 [4]	13.96%[3] 12.96 [4]	15.07%[3] —
5 Years	4.48 [3] 3.36 [4]	3.70 [3] 3.35 [4]	3.72 [3] 3.72 [4]	4.76 [3] —
10 Years	5.94 [3] 5.37 [4]	5.30 [3] 5.30 [4]	5.16 [3] 5.16 [4]	6.22 [3] —
Since Inception	5.41 [3] 4.94 [4]	7.00 [3] 7.00 [4]	4.63 [3] 4.63 [4]	5.66 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Convertible Securities Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Convertible Securities Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper Convertible Securities Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on September 30, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/09 – 09/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	04/01/09	09/30/09	04/01/09 – 09/30/09
Class A
Actual (29.44% return)	$1,000.00	$1,294.40	$7.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.28
Class B
Actual (28.93% return)	$1,000.00	$1,289.30	$11.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.09	$10.05
Class C
Actual (28.97% return)	$1,000.00	$1,289.70	$11.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.09	$10.05
Class I
Actual (29.55% return)	$1,000.00	$1,295.50	$5.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$5.01

  @  Expenses are equal to the Fund's annualized expense ratios of 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Convertible Bonds (81.0%)
	Advertising Agencies (1.1%)
$1,220	Interpublic Group of Cos., Inc.	4.25%	03/15/23	$1,206,275
	Aerospace/Defense - Equipment (0.9%)
1,000	AAR Corp.	1.75	02/01/26	975,000
	Airlines (1.2%)
1,700	UAL Corp.	4.50	06/30/21	1,260,210
	Auto Parts: Original Equipment Manufacturer (0.7%)
600	BorgWarner, Inc.	3.50	04/15/12	733,500
	Brewery (1.8%)
1,700	Molson Coors Brewing Co.	2.50	07/30/13	1,931,625
	Broadcast Service/Program (0.6%)
600	Liberty Media LLC	3.125	03/30/23	597,000
	Casino Gaming (0.8%)
632	International Game Technology, (144A) (a)	3.25	05/01/14	831,870
	Cellular Telephone (1.4%)
1,520	NII Holdings, Inc.	2.75	08/15/25	1,499,100
	Circuit Boards (0.7%)
750	TTM Technologies, Inc.	3.25	05/15/15	735,938
	Coal (1.4%)
600	International Coal Group, Inc.	9.00	08/01/12	642,750
1,000	Peabody Energy Corp.	4.75	12/15/41	885,000
				1,527,750
	Commercial Services (1.5%)
835	Alliance Data Systems Corp.	1.75	08/01/13	807,862
650	Quanta Services, Inc.	3.75	04/30/26	738,563
				1,546,425
	Computer Services (0.7%)
750	CACI International, Inc.	2.125	05/01/14	793,125
	Computers - Memory Devices (4.0%)
850	EMC Corp., (144A) (a)	1.75	12/01/11	1,030,625
1,050	Maxtor Corp.	2.375	08/15/12	1,136,625
1,100	NetApp, Inc.	1.75	06/01/13	1,196,250
1,120	SanDisk Corp.	1.00	05/15/13	876,400
				4,239,900

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Distribution/Wholesale (0.4%)
$600	Bell Microproducts, Inc., (Series B)	3.75%	03/05/24	$462,000
	Diversified Manufactured Operation (1.8%)
450	Ingersoll-Rand Global Holding Co. Ltd.	4.50	04/15/12	819,000
650	Textron, Inc., (Series TXT)	4.50	05/01/13	1,063,562
				1,882,562
	Diversified Operations (0.9%)
800	Leucadia National Corp.	3.75	04/15/14	1,007,000
	Drug Delivery Systems (1.0%)
1,200	Nektar Therapeutics	3.25	09/28/12	1,095,000
	E-Services/Consulting (0.7%)
850	GSI Commerce, Inc.	2.50	06/01/27	758,625
	Educational Software (0.9%)
965	Blackboard, Inc.	3.25	07/01/27	954,144
	Electronic Component - Semiconductor (5.1%)
1,200	Advanced Micro Devices, Inc.	5.75	08/15/12	1,012,500
600	Diodes, Inc.	2.25	10/01/26	574,500
300	Intel Corp.	2.95	12/15/35	269,250
550	Intel Corp., (144A) (a)	2.95	12/15/35	493,625
600	Micron Technology, Inc.	1.875	06/01/14	502,500
250	Micron Technology, Inc.	4.25	10/15/13	448,437
1,000	On Semiconductor Corp., (144A) (a)	2.625	12/15/26	1,080,000
310	On Semiconductor Corp., (Series B)	0.00	04/15/24	315,813
800	Xilinx, Inc., (144A) (a)	3.125	03/15/37	707,000
				5,403,625
	Electronic Measuring Instrument (0.7%)
650	Itron, Inc., (Series ITRI)	2.50	08/01/26	798,688
	Electronics - Military (0.6%)
598	L-3 Communications Holdings, Inc.	3.00	08/01/35	615,940
	Energy - Alternate Sources (0.9%)
1,050	Covanta Holding Corp.	1.00	02/01/27	938,437
	Enterprise Software/Service (2.1%)
340	Informatica Corp.	3.00	03/15/26	425,425
1,020	Lawson Software, Inc.	2.50	04/15/12	976,650
518	Sybase, Inc.	1.75	02/22/25	811,965
				2,214,040

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance - Other Services (0.5%)
$560	NASDAQ OMX Group, Inc. (The)	2.50%	08/15/13	$490,700
	Firearms & Ammunition (0.5%)
600	Smith & Wesson Holding Corp.	4.00	12/15/26	561,750
	Food - Meat Products (0.4%)
390	Tyson Foods, Inc.	3.25	10/15/13	414,863
	Footwear & Related Apparel (1.4%)
1,700	Iconix Brand Group, Inc.	1.875	06/30/12	1,491,750
	Gold Mining (0.8%)
730	Newmont Mining Corp.	3.00	02/15/12	879,650
	Hotels & Motels (0.8%)
600	Wyndham Worldwide Corp.	3.50	05/01/12	858,000
	Internet Security (0.6%)
620	Symantec Corp.	0.75	06/15/11	657,200
	Investment Management/Advisor Services (1.4%)
350	BlackRock, Inc.	2.625	02/15/35	764,312
554	Janus Capital Group, Inc.	3.25	07/15/14	697,348
				1,461,660
	Machinery - Construction & Mining (0.6%)
400	Terex Corp.	4.00	06/01/15	597,000
	Medical Instruments (1.3%)
775	Beckman Coulter, Inc.	2.50	12/15/36	894,156
465	NuVasive, Inc., (144A) (a)	2.25	03/15/13	509,175
				1,403,331
	Medical Products (1.3%)
1,650	Wright Medical Group, Inc.	2.625	12/01/14	1,400,437
	Medical - Biomedical/Genetics (7.1%)
230	Alexion Pharmaceuticals, Inc.	1.375	02/01/12	654,638
240	Amgen, Inc.	0.125	02/01/11	240,600
775	Amgen, Inc.	0.375	02/01/13	787,594
900	Enzon Pharmaceuticals, Inc.	4.00	06/01/13	948,375
938	Gilead Sciences, Inc.	0.50	05/01/11	1,190,087
357	Illumina, Inc.	0.625	02/15/14	700,612
600	Incyte Corp. Ltd.	3.50	02/15/11	588,000
675	Incyte Corp. Ltd., (144A) (a)	4.75	10/01/15	719,719
300	Life Technologies Corp.	3.25	06/15/25	346,875
1,270	Millipore Corp.	3.75	06/01/26	1,327,150
				7,503,650

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical - Drugs (1.4%)
$1,000	Cephalon, Inc.	2.50%	05/01/14	$1,056,250
500	Endo Pharmaceuticals Holdings, Inc., (144A) (a)	1.75	04/15/15	486,875
				1,543,125
	Medical - HMO (0.5%)
620	Amerigroup Corp.	2.00	05/15/12	559,550
	Medical - Hospitals (2.1%)
651	Health Management Associates, Inc., (144A) (a)	3.75	05/01/28	655,069
1,800	LifePoint Hospitals, Inc.	3.50	05/15/14	1,536,750
				2,191,819
	Medical - Outpatient/Home Medical (0.4%)
450	NovaMed, Inc.	1.00	06/15/12	386,438
	Metal - Aluminum (0.2%)
75	Alcoa, Inc.	5.25	03/15/14	165,375
	Motion Pictures & Services (0.8%)
630	Macrovision Corp.	2.625	08/15/11	820,575
	Multi-line Insurance (1.1%)
950	Old Republic International Corp.	8.00	05/15/12	1,175,625
	Networking Products (0.9%)
1,050	Anixter International, Inc.	1.00	02/15/13	946,312
	Non-Hazardous Waste Disposal (1.2%)
1,200	Waste Connections, Inc.	3.75	04/01/26	1,264,500
	Oil Company - Exploration & Production (2.4%)
540	Carrizo Oil & Gas, Inc.	4.375	06/01/28	440,100
1,100	GMX Resources, Inc.	5.00	02/01/13	1,001,000
1,100	St Mary Land & Exploration Co.	3.50	04/01/27	1,068,375
				2,509,475
	Oil Field Machine & Equipment (0.5%)
400	Cameron International Corp.	2.50	06/15/26	514,000
	Oil Refining & Marketing (0.2%)
280	Western Refining, Inc.	5.75	06/15/14	256,900
	Oil & Gas Drilling (1.2%)
1,350	Transocean, Inc., (Series C)	1.50	12/15/37	1,292,625

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Oil - Field Services (2.9%)
$650	Core Laboratories LP	0.25%		10/31/11	$782,437
400	Exterran Holdings, Inc.	4.25		06/15/14	500,000
350	Schlumberger Ltd., (Series B)	2.125		06/01/23	549,500
745	SESI LLC - 144A (a)	1.50	(b)	12/15/26	672,363
600	Trico Marine Services, Inc.	8.125		02/01/13	552,084
					3,056,384
	Paper & Related Products (0.6%)
650	Rayonier TRS Holdings, Inc.	3.75		10/15/12	690,625
	Photo Equipment & Supplies (0.5%)
550	Eastman Kodak Co., (144A) (a)	7.00		04/01/17	555,500
	Power Conv/Supply Equip (1.0%)
500	Suntech Power Holdings Co. Ltd.	3.00		03/15/13	395,000
640	Yingli Green Energy Holding Co. Ltd.	0.00		12/15/12	677,600
					1,072,600
	REITS - Diversified (0.9%)
750	Digital Realty Trust LP, (144A) (a)	5.50		04/15/29	934,687
	REITS - Office Property (0.9%)
600	Alexandria Real Estate Equities, Inc., (144A) (a)	8.00		04/15/29	909,000
	Rental Auto/Equipment (0.6%)
450	Hertz Global Holdings, Inc.	5.25		06/01/14	680,625
	Retail - Apparel/Shoe (0.6%)
917	Charming Shoppes, Inc.	1.125		05/01/14	672,849
	Retail - Automobile (0.6%)
547	Sonic Automotive, Inc.	5.00		10/01/29	599,649
	Retail - Consumer Electron (0.9%)
900	Best Buy Co., Inc., (REGS)	2.25		01/15/22	938,250
	Retail - Major Department Store (0.8%)
1,005	Saks, Inc.	2.00		03/15/24	836,662
	Semiconductor Equipment (0.4%)
250	Teradyne, Inc., (Series TER)	4.50		03/15/14	469,688
	Steel - Producers (2.5%)
450	ArcelorMittal	5.00		05/15/14	651,937
580	Steel Dynamics, Inc.	5.125		06/15/14	687,300
800	United States Steel Corp.	4.00		05/15/14	1,276,000
					2,615,237

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Telecommunication Services (2.0%)
$1,750	SAVVIS, Inc.	3.00%	05/15/12	$1,522,500
550	Virgin Media, Inc., (144A) (a)	6.50	11/15/16	578,875
				2,101,375
	Television (0.5%)
600	Central European Media Enterprises Ltd., (144A) (a)	3.50	03/15/13	506,250
	Therapeutics (0.8%)
762	BioMarin Pharmaceutical, Inc.	1.875	04/23/17	802,005
	Web Hosting/Design (1.7%)
1,700	Equinix, Inc.	2.50	04/15/12	1,791,375
	Wire & Cable Products (1.2%)
1,485	General Cable Corp.	1.00	10/15/12	1,277,100
	Wireless Equipment (0.1%)
155	SBA Communications Corp.	1.875	05/01/13	143,956
	Total Convertible Bonds (Cost $79,074,846)			86,007,906

NUMBER OF SHARES
	Convertible Preferred Stocks (12.5%)
	Auto Components (0.5%)
10,550	Autoliv, Inc. $8.00	505,978
	Chemicals (1.0%)
31,000	Celanese Corp. $4.25	1,013,390
	Commercial Banks (2.2%)
6,100	Keycorp (Series A) $7.75	528,748
625	Regions Financial Corp. (Series B) $10.00	961,875
925	Wells Fargo & Co. (Series L) $7.50	826,025
		2,316,648
	Diversified Financial Services (0.6%)
800	Bank of America Corp. (Series L) $7.25	679,992
	Electric Utilities (0.9%)
14,500	Great Plains Energy, Inc. $12.00	919,300
	Energy - Alternate Sources (1.0%)
1,200	El Paso Corp. $4.99	1,108,500

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

NUMBER OF SHARES		VALUE
	Finance - Other Services (0.6%)
9,000	Vale Capital II (Cayman Islands) $6.75	$620,550
	Food Products (0.5%)
13,600	Archer-Daniels-Midland Co. $6.25	542,640
	Insurance (0.6%)
23,000	XL Capital Ltd. $10.75 (Cayman Islands)	635,950
	Metals & Mining (1.1%)
11,700	Freeport-McMoRan Copper & Gold, Inc. $6.75	1,197,963
	Pharmaceuticals (1.6%)
6,800	Schering-Plough Corp. $6.00	1,650,360
	Real Estate Investment Trusts (REITs) (0.7%)
13,000	Simon Property Group, Inc. (Series I) $6.00	789,750
	Wireless Telecommunication Services (1.2%)
24,000	Crown Castle International Corp. $6.25	1,259,520
	Total Convertible Preferred Stocks (Cost $12,533,934)	13,240,541
	Common Stocks (1.4%)
	Capital Markets (0.7%)
25,942	Legg Mason, Inc.	773,950
	Commercial Services & Supplies (0.7%)
19,029	Avery Dennison Corp.	685,235
	Total Common Stocks (Cost $1,560,518)	1,459,185
NUMBER OF SHARES (000)
	Short-Term Investment (3.8%)
	Investment Company
4,094	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $4,094,225)	4,094,225

Total Investments (Cost $97,263,523) (c)	98.7%	104,801,857
Other Assets in Excess of Liabilities	1.3	1,425,586
Net Assets	100.0%	$106,227,443

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at September 30, 2009.

  (c)  The aggregate cost for federal income tax purposes is $97,728,427. The aggregate gross unrealized appreciation is $11,285,124 and the aggregate gross unrealized depreciation is $4,211,694 resulting in net unrealized appreciation of $7,073,430.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2009 continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Medical - Biomedical/Genetics	$7,503,650	7.2%
Electronic Component - Semiconductor	5,403,625	5.2
Computers - Memory Devices	4,239,900	4.0
Investment Company	4,094,225	3.9
Oil - Field Services	3,056,384	2.9
Steel - Producers	2,615,237	2.5
Oil Company - Exploration & Production	2,509,475	2.4
Commercial Banks	2,316,648	2.2
Enterprise Software/Service	2,214,040	2.1
Medical - Hospitals	2,191,819	2.1
Telecommunication Services	2,101,375	2.0
Energy - Alternate Sources	2,046,937	2.0
Brewery	1,931,625	1.8
Diversified Manufactured Operation	1,882,562	1.8
Web Hosting/Design	1,791,375	1.7
Pharmaceuticals	1,650,360	1.6
Commercial Services	1,546,425	1.5
Medical - Drugs	1,543,125	1.5
Coal	1,527,750	1.5
Cellular Telephone	1,499,100	1.4
Footwear & Related Apparel	1,491,750	1.4
Investment Management/ Advisor Services	1,461,660	1.4
Medical Instruments	1,403,331	1.3
Medical Products	1,400,437	1.3
Oil & Gas Drilling	1,292,625	1.2
Wire & Cable Products	1,277,100	1.2
Non-Hazardous Waste Disposal	1,264,500	1.2
Airlines	1,260,210	1.2
Wireless Telecommunication Services	1,259,520	1.2
Advertising Agencies	1,206,275	1.2
Metals & Mining	1,197,963	1.1
Multi-line Insurance	1,175,625	1.1
Finance - Other Services	1,111,250	1.1
Drug Delivery Systems	1,095,000	1.0
Power Conv/Supply Equip	1,072,600	1.0
Chemicals	1,013,390	1.0
Diversified Operations	1,007,000	1.0
Aerospace/Defense - Equipment	975,000	0.9
Educational Software	954,144	0.9
Networking Products	946,312	0.9
Retail - Consumer Electron	938,250	0.9
REITS - Diversified	934,687	0.9

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$919,300	0.9%
REITS - Office Property	909,000	0.9
Gold Mining	879,650	0.8
Hotels & Motels	858,000	0.8
Retail - Major Department Store	836,662	0.8
Casino Gaming	831,870	0.8
Motion Pictures & Services	820,575	0.8
Therapeutics	802,005	0.8
Electronic Measuring Instrument	798,688	0.8
Computer Services	793,125	0.8
Real Estate Investment Trusts (REITs)	789,750	0.8
Capital Markets	773,950	0.7
E-Services/Consulting	758,625	0.7
Circuit Boards	735,938	0.7
Auto Parts: Original Equipment Manufacturer	733,500	0.7
Paper & Related Products	690,625	0.7
Commercial Services & Supplies	685,235	0.7
Rental Auto/Equipment	680,625	0.7
Diversified Financial Services	679,992	0.6
Retail - Apparel/Shoe	672,849	0.6
Internet Security	657,200	0.6
Insurance	635,950	0.6
Electronics - Military	615,940	0.6
Retail - Automobile	599,649	0.6
Broadcast Service/Program	597,000	0.6
Machinery - Construction & Mining	597,000	0.6
Firearms & Ammunition	561,750	0.5
Medical - HMO	559,550	0.5
Photo Equipment & Supplies	555,500	0.5
Food Products	542,640	0.5
Oil Field Machine & Equipment	514,000	0.5
Television	506,250	0.5
Auto Components	505,978	0.5
Semiconductor Equipment	469,688	0.4
Distribution/Wholesale	462,000	0.4
Food - Meat Products	414,863	0.4
Medical - Outpatient/Home Medical	386,438	0.4
Oil Refining & Marketing	256,900	0.2
Metal - Aluminum	165,375	0.2
Wireless Equipment	143,956	0.1
	$104,801,857	100.0%

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments in securities, at value (cost $93,169,298)	$100,707,632
Investment in affiliate, at value (cost $4,094,225)	4,094,225
Cash	30
Receivable for:
Investments sold	2,788,069
Interest	702,090
Shares of beneficial interest sold	126,556
Dividends	29,470
Dividends from affiliate	102
Prepaid expenses and other assets	38,982
Total Assets	108,487,156
Liabilities:
Payable for:
Investments purchased	1,739,033
Shares of beneficial interest redeemed	247,649
Dividends and distributions to shareholders	47,368
Investment advisory fee	44,613
Distribution fee	35,352
Transfer agent fee	11,443
Administration fee	6,900
Accrued expenses and other payables	127,355
Total Liabilities	2,259,713
Net Assets	$106,227,443
Composition of Net Assets:
Paid-in-capital	$111,141,701
Net unrealized appreciation	7,538,334
Accumulated undistributed net investment income	205,309
Accumulated net realized loss	(12,657,901)
Net Assets	$106,227,443
Class A Shares:
Net Assets	$82,240,671
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,878,704
Net Asset Value Per Share	$16.86
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$17.79
Class B Shares:
Net Assets	$16,789,958
Shares Outstanding (unlimited shares authorized, $.01 par value)	993,465
Net Asset Value Per Share	$16.90
Class C Shares:
Net Assets	$6,174,988
Shares Outstanding (unlimited shares authorized, $.01 par value)	368,176
Net Asset Value Per Share	$16.77
Class I Shares:
Net Assets	$1,021,826
Shares Outstanding (unlimited shares authorized, $.01 par value)	60,553
Net Asset Value Per Share	$16.87

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements continued

Statement of Operations

For the year ended September 30, 2009

Net Investment Income: Income
Interest	$2,956,114
Dividends	821,011
Dividends from affiliate	18,264
Total Income	3,795,389
Expenses
Investment advisory fee	477,718
Distribution fee (Class A shares)	173,787
Distribution fee (Class B shares)	167,783
Distribution fee (Class C shares)	48,220
Transfer agent fees and expenses	139,167
Professional fees	81,975
Administration fee	73,495
Shareholder reports and notices	67,694
Registration fees	52,900
Trustees' fees and expenses	8,472
Custodian fees	7,007
Other	28,013
Total Expenses	1,326,231
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(2,258)
Net Expenses	1,323,973
Net Investment Income	2,471,416
Realized and Unrealized Gain (Loss):
Net Realized Loss	(12,350,486)
Net Change in Unrealized Appreciation/Depreciation	21,688,003
Net Gain	9,337,517
Net Increase	$11,808,933

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2009	FOR THE YEAR ENDED SEPTEMBER 30, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,471,416	$2,147,874
Net realized gain (loss)	(12,350,486)	2,754,773
Net change in unrealized appreciation/depreciation	21,688,003	(29,043,689)
Net Increase (Decrease)	11,808,933	(24,141,042)
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(2,426,653)	(2,500,440)
Class B shares	(428,301)	(577,608)
Class C shares	(135,667)	(135,855)
Class I shares	(21,180)	(2,837)
Net realized gain
Class A shares	(626,149)	—
Class B shares	(167,950)	—
Class C shares	(42,670)	—
Class I shares	(697)	—
Total Dividends and Distributions	(3,849,267)	(3,216,740)
Net decrease from transactions in shares of beneficial interest	(12,220,929)	(22,172,806)
Net Decrease	(4,261,263)	(49,530,588)
Net Assets:
Beginning of period	110,488,706	160,019,294
End of Period (Including accumulated undistributed net investment income of $205,309 and $465,912 respectively)	$106,227,443	$110,488,706

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009

1. Organization and Accounting Policies

Morgan Stanley Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period October 1, 2008 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally,

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Subsequent Events — The Fund adopted provisions surrounding Subsequent Events as of September 30, 2009. The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through November 24, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

The Fund adopted the new guidance related to Fair Value Measurements and Disclosures effective October 1, 2008. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. Fair Value Measurements and Disclosures establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2009 USING
		UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS	SIGNIFICANT OTHER OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Common Stocks
Capital Markets	$773,950	$773,950	—	—
Commercial Services & Supplies	685,235	685,235	—	—
Total Common Stocks	1,459,185	1,459,185	—	—
Convertible Bonds	86,007,906	—	$86,007,906
Convertible Preferred Stocks	13,240,541	1,803,140	11,437,401
Short-Term Investments — Investment Company	4,094,225	4,094,225	—	—
Total	$104,801,857	$7,356,550	$97,445,307	—

On April 9, 2009, FASB issued additional guidance related to Fair Value Measurements and Disclosures. This guidance provides clarification for estimating fair value in accordance with Fair Value Measurements and Disclosures, when the volume and level of activity for the asset or liability have significantly decreased. The new guidance also required additional disaggregation of the current required Fair Value Measurements and Disclosures, and is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the new guidance as of September 30, 2009 and it did not have a material impact on the Fund's financial statements.

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of the daily net assets not exceeding $750 million; 0.47% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.42% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.395% to the portion of the daily net assets exceeding $1.5 billion but not

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

exceeding $2 billion; 0.37% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.345% to the portion of the daily net assets exceeding $3 billion

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $114,569,317 at September 30, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

year ended September 30, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $181, $32,979 and $331, respectively and received $27,111 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended September 30, 2009, advisory fees paid were reduced by $2,258 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $18,264 for the year ended September 30, 2009. During the year ended September 30, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $49,524,263 and $49,739,236, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2009 aggregated $94,426,464, and $107,790,871 respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2009, included in "trustees' fees and expenses" in the Statement of Operations amounted to $5,939. At September 30, 2009, the Fund had an accrued pension liability

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

of $58,002, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended September 30, 2009, the Fund did not have an expense offset.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2009	FOR THE YEAR ENDED SEPTEMBER 30, 2008
Ordinary income	$2,964,487	$3,216,740
Long-term capital gains	837,412	—
Total distributions	$3,801,899	$3,216,740

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

As of September 30, 2009, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$775,930
Undistributed long-term gains	—
Net accumulated earnings	775,930
Capital loss carryforward	(3,460,219)
Post-October losses	(9,197,681)
Temporary differences	(105,718)
Net unrealized appreciation	7,073,430
Total accumulated losses	$(4,914,258)

As of September 30, 2009, the Fund had a net capital loss carryforward of $3,460,219, to offset future capital gains to the extent provided by regulations, which will expire on September 30, 2017.

As of September 30, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), book amortization of premiums on debt securities, tax adjustments on convertible preferred stock and dividend payable.

Permanent differences, primarily due to tax adjustments on securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2009:

ACCUMULATED INCOME	UNDISTRIBUTED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED PAID-IN-CAPITAL
$279,782	$(272,097)	$(7,685)

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2009 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2009		FOR THE YEAR ENDED SEPTEMBER 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	310,393	$4,309,966	184,938	$3,303,275
Conversion from Class B	27,482	378,693	94,779	1,724,564
Reinvestment of dividends and distributions	215,540	2,935,986	133,340	2,331,213
Redeemed	(932,707)	(12,905,214)	(868,706)	(15,668,305)
Net decrease — Class A	(379,292)	(5,280,569)	(455,649)	(8,309,253)
CLASS B SHARES
Sold	66,890	932,683	63,063	1,123,345
Conversion to Class A	(27,522)	(378,693)	(94,873)	(1,724,564)
Reinvestment of dividends and distributions	42,099	563,598	29,489	517,639
Redeemed	(627,825)	(8,577,062)	(684,684)	(12,314,278)
Net decrease — Class B	(546,358)	(7,459,474)	(687,005)	(12,397,858)
CLASS C SHARES
Sold	56,632	831,831	39,675	720,530
Reinvestment of dividends and distributions	12,812	174,105	7,149	124,082
Redeemed	(92,702)	(1,214,257)	(102,368)	(1,822,497)
Net decrease — Class C	(23,258)	(208,321)	(55,544)	(977,885)
CLASS I SHARES
Sold	89,287	1,301,204	137	2,474
Reinvestment of dividends and distributions	1,424	21,725	136	2,374
Redeemed	(35,733)	(595,494)	(25,673)	(492,658)
Net increase (decrease) — Class I	54,978	727,435	(25,400)	(487,810)
Net decrease in Fund	(893,930)	$(12,220,929)	(1,223,598)	$(22,172,806)

9. Subsequent Event

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser's current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

Morgan Stanley Convertible Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009		2008		2007		2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.35		$19.01		$17.29		$16.46	$15.78
Income (loss) from investment operations:
Net investment income(1)	0.40		0.32		0.39		0.43	0.47
Net realized and unrealized gain (loss)	1.72		(3.52)		1.84		0.82	0.69
Total income (loss) from investment operations	2.12		(3.20)		2.23		1.25	1.16
Less dividends and distributions from:
Net investment income	(0.49)		(0.46)		(0.51)		(0.42)	(0.48)
Net realized gain	(0.12)		–		–		–	–
Total dividends and distributions	(0.61)		(0.46)		(0.51)		(0.42)	(0.48)
Net asset value, end of period	$16.86		$15.35		$19.01		$17.29	$16.46
Total Return(2)	14.80%		(17.05)%		13.03%		7.64%	7.47%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.27	%(4)	1.12	%(4)	1.10	%(4)	1.12%	1.11%
Net investment income	2.86	%(4)	1.76	%(4)	2.16	%(4)	2.55%	2.84%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.01%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$82,241		$80,731		$108,594		$111,137	$118,298
Portfolio turnover rate	104%		95%		97%		58%	47%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009		2008		2007		2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.39		$19.03		$17.31		$16.48	$15.78
Income (loss) from investment operations:
Net investment income(1)	0.29		0.19		0.26		0.30	0.33
Net realized and unrealized gain (loss)	1.72		(3.51)		1.83		0.82	0.71
Total income (loss) from investment operations	2.01		(3.32)		2.09		1.12	1.04
Less dividends and distributions from:
Net investment income	(0.38)		(0.32)		(0.37)		(0.29)	(0.34)
Net realized gain	(0.12)		–		–		–	–
Total dividends and distributions	(0.50)		(0.32)		(0.37)		(0.29)	(0.34)
Net asset value, end of period	$16.90		$15.39		$19.03		$17.31	$16.48
Total Return(2)	13.93%		(17.64)%		12.14%		6.85%	6.65%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.02	%(4)	1.88	%(4)	1.86	%(4)	1.88%	1.86%
Net investment income	2.11	%(4)	1.00	%(4)	1.40	%(4)	1.79%	2.09%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.01%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$16,790		$23,691		$42,383		$51,695	$74,529
Portfolio turnover rate	104%		95%		97%		58%	47%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009		2008		2007		2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.28		$18.91		$17.20		$16.38	$15.71
Income (loss) from investment operations:
Net investment income(1)	0.30		0.18		0.25		0.32	0.34
Net realized and unrealized gain (loss)	1.70		(3.49)		1.83		0.82	0.69
Total income (loss) from investment operations	2.00		(3.31)		2.08		1.14	1.03
Less dividends and distributions from:
Net investment income	(0.39)		(0.32)		(0.37)		(0.32)	(0.36)
Net realized gain	(0.12)		–		–		–	–
Total dividends and distributions	(0.51)		(0.32)		(0.37)		(0.32)	(0.36)
Net asset value, end of period	$16.77		$15.28		$18.91		$17.20	$16.38
Total Return(2)	13.96%		(17.68)%		12.18%		7.00%	6.61%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.02	%(4)	1.88	%(4)	1.86	%(4)	1.73%	1.85%
Net investment income	2.11	%(4)	1.00	%(4)	1.40	%(4)	1.94%	2.10%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.01%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$6,175		$5,981		$8,453		$8,339	$10,374
Portfolio turnover rate	104%		95%		97%		58%	47%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2009		2008		2007		2006	2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.37		$19.02		$17.28		$16.46	$15.78
Income (loss) from investment operations:
Net investment income(1)	0.57		0.36		0.45		0.47	0.50
Net realized and unrealized gain (loss)	1.58		(3.50)		1.84		0.81	0.70
Total income (loss) from investment operations	2.15		(3.14)		2.29		1.28	1.20
Less dividends and distributions from:
Net investment income	(0.53)		(0.51)		(0.55)		(0.46)	(0.52)
Net realized gain	(0.12)		–		–		–	–
Total dividends and distributions	(0.65)		(0.51)		(0.55)		(0.46)	(0.52)
Net asset value, end of period	$16.87		$15.37		$19.02		$17.28	$16.46
Total Return(2)	15.07%		(16.82)%		13.42%		7.90%	7.72%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.02	%(4)	0.88	%(4)	0.86	%(4)	0.88%	0.86%
Net investment income	3.11	%(4)	2.00	%(4)	2.40	%(4)	2.79%	3.09%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.01%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$1,022		$86		$589		$4,474	$3,698
Portfolio turnover rate	104%		95%		97%		58%	47%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Convertible Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Convertible Securities Trust (the "Fund"), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Convertible Securities Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 24, 2009

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6-397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2009. For corporate shareholders, 27.14% of the dividends qualified for the dividends received deduction. The fund designated and paid $837,412 as a long-term capital gain distribution.
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $656,468 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

INVESTMENT MANAGEMENT

Morgan Stanley
Convertible
Securities Trust

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

Annual Report

September 30, 2009

CNSANN
IU09-05060P-Y09/09

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$40,250		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,001	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,001		$7,299,000

Total		$46,251		$7,299,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$40,250		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$5,726	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,051		$5,302,000

Total		$46,301		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Convertible Securities Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 19, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2009